SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 9, 2005


                       Innovative Card Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                 000-51260             14-1861651
(State of Other Jurisdiction     (Commission          (IRS Employer
         of Incorporation)       File Number)        Identification No.)


 11601 Wilshire Boulevard, Suite 2160, Los Angeles CA             90025
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (310) 312-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      (a) On May 9, 2005, Charif Souki submitted his resignation as a director of Innovative Card Technologies, Inc., a Delaware corporation (the "Company"), effective as of May 6, 2005. Mr. Souki's resignation was voluntary and did not result from any disagreement with the Company or the Board of Directors.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              INNOVATIVE CARD TECHNOLOGIES, INC.



Date:  May 11, 2005                                  By:/s/ Alan Finkelstein
                                                        --------------------
                                                        Alan Finkelstein
                                                        Chief Executive Officer,
                                                        President and Secretary